UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material Pursuant to §240.14a-12

NEW YORK CITY REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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650 Fifth Avenue, 30th Floor
New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 15, 2020
March 19, 2020
To the Stockholders of New York City REIT, Inc.:
I am pleased to invite our stockholders to the 2020 Annual Meeting of Stockholders (“Annual Meeting”) of New York City REIT, Inc., a Maryland corporation (the “Company”). The Annual Meeting will be held on Wednesday, April 15, 2020 commencing at 1:00 p.m. Eastern Time. The Annual Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live webcast. You will be able to attend the Annual Meeting and vote and submit questions during the Annual Meeting via the live webcast by visiting www.virtualshareholdermeeting.com/NYCR2020.
At the Annual Meeting, you will be asked to consider and vote upon (1) the election of two members of the Board of Directors to serve until the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) and until their successors are duly elected and qualify, (2) the ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020, and (3) the transaction of such other matters as may properly come before the Annual Meeting and any postponement or adjournment thereof. Our Board of Directors has fixed the close of business on March 5, 2020 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any postponement or adjournment thereof. Record holders of shares of the Company’s common stock, par value $0.01 per share, at the close of business on the record date are entitled to notice of and to vote at the Annual Meeting.
For further information regarding the matters to be acted upon at the Annual Meeting, I urge you to carefully read the accompanying proxy statement. The Company makes proxy materials available to its stockholders on the Internet. You can access proxy materials at www.proxyvote.com/NYCR. You also may authorize your proxy via the Internet or by telephone by following the instructions on that website. In order to authorize your proxy via the Internet or by telephone, and to be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/NYCR2020, you must have the control number that appears on the materials sent to you. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Your attendance alone, without voting, will not be sufficient to revoke a previously authorized proxy.
You are cordially invited to attend the Annual Meeting. Regardless of whether you own a few or many shares and whether you plan to attend the Annual Meeting in person via webcast or not, it is important that your shares be voted on matters that come before the Annual Meeting. Your vote is important.
By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer, President and Secretary

NEW YORK CITY REIT, INC.

i

650 Fifth Avenue, 30th Floor
New York, New York 10019

PROXY STATEMENT
The accompanying proxy is solicited by and on behalf of the board of directors (the “Board of Directors” or the “Board”) of New York City REIT, Inc., a Maryland corporation (the “Company”), for use at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and at any postponement or adjournment thereof, and is provided together with this proxy statement (this “Proxy Statement”) and our Annual Report on Form 10-K for the year ended December 31, 2019 (our “2019 10-K”). References in this Proxy Statement to “we,” “us,” “our,” or like terms also refer to the Company, and references in this Proxy Statement to “you” refer to the stockholders of the Company. The mailing address of our principal executive offices is 650 Fifth Avenue, 30th Floor, New York, New York 10019. This Proxy Statement, the proxy card, the Notice of Annual Meeting and our 2019 10-K have either been delivered to you or been made available to you on the Internet. Mailing to our stockholders is expected to commence on or about March 19, 2020. Additional copies of this Proxy Statement and our 2019 10-K will be furnished to you, without charge, by writing us at New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations or emailing us at investorrelations@ar-global.com.
Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting To Be Held on April 15, 2020
This Proxy Statement, the Notice of Annual Meeting and our 2019 10-K are available at:
www.proxyvote.com/NYCR

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING
We are providing you with this Proxy Statement, which contains information about the items to be considered and voted on at the Annual Meeting. To make this information easier to understand, we have presented some of the information in a question-and-answer format.
Q:
Why did you send me this Proxy Statement?

A:
We sent you this Proxy Statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting. You can access this Proxy Statement and the other proxy materials at www.proxyvote.com/NYCR.

Q:
What is a proxy?

A:
A proxy is a person who votes the shares of stock of another person who could not attend a meeting. The term “proxy” also refers to the proxy card or other method of appointing a proxy. When you submit your proxy, you are appointing Edward M. Weil, Jr. and Christopher J. Masterson, each of whom are executive officers of the Company, as your proxies, and you are giving them permission to vote your shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) at the Annual Meeting.

Q:
When is the Annual Meeting and where will it be held?

A:
The Annual Meeting will be held on Wednesday, April 15, 2020 commencing at 1:00 p.m. Eastern Time. The Annual Meeting will be held in a virtual meeting format only and can be accessed online at www.virtualshareholdermeeting.com/NYCR2020. There is no physical location for the Annual Meeting. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form. At the Annual Meeting you will be allowed to vote your shares within the online portal, as well as submit questions. The online portal will open 15 minutes before the beginning of the Annual Meeting.

Q:
What am I being asked to vote on at the Annual Meeting?

A:
At the Annual Meeting, you will be asked to:

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elect Lee M. Elman and Edward M. Weil, Jr. as Class III directors to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify;

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ratify the appointment of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the year ending December 31, 2020; and

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consider and act on such matters as may properly come before the Annual Meeting and any postponement or adjournment thereof.

Q:
Who is entitled to vote?

A:
Anyone who is a holder of record of Common Stock at the close of business on March 5, 2020 (the “record date”), or holds a valid proxy for the Annual Meeting, is entitled to vote at the Annual Meeting or any postponement or adjournment of the Annual Meeting. Every stockholder is entitled to one vote for each share of Common Stock held on the record date.

Q:
How many shares of Common Stock are outstanding?

A:
As of the record date, 30,994,891 shares of our Common Stock were issued and outstanding and entitled to vote at the Annual Meeting.

Q:
What constitutes a “quorum”?

A:
If holders of a majority of our shares of our Common Stock outstanding on the record date are present at the Annual Meeting, either in person via webcast or by proxy, we will have a quorum present, permitting the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be counted to determine whether a quorum is present.

Q:
What is a “broker non-vote”?

A:
A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner submits a proxy but does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that matter and has not received voting instructions from the beneficial owner. Brokers are not allowed to exercise their voting discretion with respect to the election of directors or for the approval of other matters which applicable exchange rules determine to be “non-routine,” without specific instructions from the beneficial owner. Thus, beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted at the Annual Meeting in connection with the election of directors. However, even without these instructions, the shares of beneficial owners will be treated as present for the purpose of establishing a quorum if the broker votes shares on the ratification of the appointment of PwC, which is a routine matter with respect to which brokers have discretionary authority to vote. Unless separate authorization has been obtained from a beneficial holder previously granted voting power by the custodian or other record holder of such beneficial owner’s shares, the Company will rely on prior authorization to directly solicit and accept votes cast by each beneficial holder.

Q:
How does the Board of Directors recommend I vote on each proposal?

A:
The Board of Directors recommends a vote “FOR” the election of Lee M. Elman and Edward M. Weil, Jr. as Class III directors, and a vote “FOR” the ratification of the appointment of PwC.

Q:
How do I vote?

A:
Stockholders can vote in person at the meeting via webcast or by proxy. Stockholders have the following three options for submitting their votes by proxy:

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via the Internet at www.proxyvote.com/NYCR;

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by telephone, for automated voting (800) 690-6903 at any time prior to 11:59 p.m. on April 14, 2020, and follow the instructions provided on the proxy card; or

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by mail, by completing, signing, dating and returning the enclosed proxy card.

We encourage you to authorize a proxy to vote your shares via the Internet, since it is quick, convenient and provides a cost savings to us. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your proxy authorization to arrive late and, therefore, not have your vote be counted. For further instructions on voting, see the enclosed proxy card.
If you elect to attend the Annual Meeting, you can submit your vote during the virtual meeting within the online portal, and any previous proxy that you authorized, whether by Internet, telephone or mail, will be superseded. In order to attend the virtual meeting, you will need your control number. Your control number will be supplied to you via your proxy card or voting instructions form.
If you return your signed proxy, your shares will be voted as you instruct, unless you give no instructions with respect to one or more of the proposals. In this case, unless you later instruct otherwise, your shares of Common Stock will be voted “FOR” the election of Lee M. Elman and Edward M. Weil, Jr. as Class III directors and “FOR” the ratification of the appointment of PwC. With respect to any other proposals to be voted on, your shares of Common Stock will be voted in the discretion of Mr. Weil and Mr. Masterson, or either of them.

Q:
How do I vote if I hold my shares in “street name”?

A:
If your shares are held by your bank, broker or other nominee as your nominee (in “street name”), you should receive a voting instruction form in paper, or electronic means to provide instructions, from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If your broker holds your shares of Common Stock in street name and you do not provide your broker with instructions, your broker will vote your shares on “non-routine” proposals only if you provide instructions on how to vote by filling out the voter instruction form sent to you by your broker. Of the proposals expected to come before the Annual Meeting, only ratification of the appointment of PwC is considered a routine matter. The proposal to elect a director is a “non-routine” matter, and, without your instruction, your broker cannot vote your shares on that proposal.

Q:
What if I submit my proxy and then change my mind?

A:
You have the right to revoke your proxy at any time before the meeting by:

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notifying Mr. Weil, our Secretary, in writing;

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attending the meeting and voting in person via webcast;

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returning another proxy card dated after your first proxy card, if we receive it before the Annual Meeting date; or

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authorizing a new proxy to vote your shares via the Internet or by telephone.

Only the most recent proxy vote will be counted and all others will be discarded regardless of the method of voting.
Q:
Will my vote make a difference?

A:
Yes. Because we are a widely held company, YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes.

Q:
What are the voting requirements for the proposals?

A:   •
Proposal No. 1  —  Election of Directors. There is no cumulative voting in the election of our directors. The election of each of our nominees for director requires the affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present, in person via webcast or by proxy. Each share may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

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Proposal No. 2  —  Ratification of Appointment of Independent Registered Public Accounting Firm. This proposal requires the affirmative vote of at least a majority of all the votes cast on the proposal at a meeting at which a quorum is present.

For purposes of all proposals, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
Q:
How will proxies be voted?

A:
Shares of Common Stock represented by valid proxies will be voted at the Annual Meeting in accordance with the directions given. If the proxy card is signed and returned without any directions given, the shares will be voted “FOR” (1) the election of Lee M. Elman and Edward M. Weil, Jr. as Class III directors to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify and (2) the ratification of the appointment of PwC as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

The Board of Directors does not intend to present, and has no information indicating that others will present, any business at the Annual Meeting or any postponement or adjournment thereof other than as set forth in the attached Notice of Annual Meeting of Stockholders. However, if other matters requiring the vote of our stockholders properly come before the Annual Meeting, it is the intention of the persons named in the proxy card to vote the proxies held by them in their discretion.
Q:
How will voting on any other business be conducted?

A:
Although we do not know of any business to be considered at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business is properly presented at the Annual Meeting, a submitted proxy gives authority to Mr. Weil and Mr. Masterson, and each of them, to vote on such matters in accordance with their discretion.

Q:
When are the stockholder proposals for the next annual meeting of stockholders due?

A:
Stockholders interested in nominating a person as a director or presenting any other business for consideration at our 2021 annual meeting of stockholders (the “2021 Annual Meeting”) may do so by following the procedures prescribed in our bylaws and, in the case of proposals within the scope of Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”), by following the procedures specified by that rule. To be eligible for presentation to and action by the stockholders at the 2021 Annual Meeting under our bylaws, director nominations and other stockholder proposals must be received by our secretary no earlier than October 20, 2020 and no later than 5:00 p.m. Eastern Time on November 19, 2020. Any proposal received after the applicable time in the previous sentence will be considered untimely. All proposals must contain the information specified in, and otherwise comply with, our bylaws. To be eligible for inclusion in our proxy statement for the 2021 Annual Meeting under Rule 14a-8 under the Exchange Act, stockholder proposals must comply with Rule 14a-8 and be received at our principal executive offices no later than November 19, 2020. Proposals should be sent via registered, certified or express mail to: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Christopher J. Masterson, Chief Financial Officer and Treasurer. For additional information, see “Stockholder Proposals for the 2021 Annual Meeting.”

Q:
Who pays the cost of this proxy solicitation?

A:
We will pay all of the costs of soliciting these proxies. We have contracted with Broadridge Investor Communication Solutions, Inc. (“Broadridge”) to assist us in the distribution of proxy materials and the solicitation of proxies. We expect to pay Broadridge fees of approximately $20,000 to distribute and solicit proxies plus other fees and expenses for other services related to this proxy solicitation, including the review of proxy materials; dissemination of brokers’ search cards; distribution of proxy materials; operating online and telephone voting systems; and receipt of executed proxies. In compliance with the regulations of the SEC, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses to the extent they forward proxy and solicitation materials to our stockholders. Our directors and officers and employees of affiliates of our advisor, New York City Advisors, LLC (the “Advisor”), may also solicit proxies on our behalf in person, by telephone, facsimile or other means, for which they will not receive any additional compensation.

Q:
Is this Proxy Statement the only way that proxies are being solicited?

A:
No. In addition to mailing proxy solicitation material, our directors and officers and employees of Broadridge and affiliates of the Advisor, may also solicit proxies in person, via the Internet, by telephone or by any other electronic means of communication we deem appropriate.

Q:
Where can I find more information?

A:
You may access, read and print copies of the proxy materials for this year’s Annual Meeting, including this Proxy Statement, form of proxy card, and annual report to stockholders, at the following website: www.proxyvote.com/NYCR.

You can request a paper or electronic copy of the proxy materials, free of charge:
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via Internet, at www.proxyvote.com/NYCR;

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via telephone, at (800) 579-1639; or

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via e-mail, at sendmaterial@proxyvote.com.

We also file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file with the SEC on the web site maintained by the SEC at www.sec.gov. Our SEC filings also are available to the public at the SEC’s Public Reference Room located at 100 F Street, N.E., Washington, DC 20549. You also may obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Washington, DC 20549. Please call the SEC at 1-800-SEC-0330 for further information regarding the public reference facilities.
Q:
What does it mean if I receive more than one proxy card or voting instruction form?

A:
Some of your shares of Common Stock may be registered differently or held in a different account. You should vote the shares in each of your accounts by mail, by telephone or via the Internet. If you mail proxy cards, please sign, date and return each proxy card to guarantee that all of your shares of Common Stock are voted. If you hold your shares in registered form and wish to combine your stockholder accounts in the future, you should call our Investor Relations department at (866) 902-0063. Combining accounts reduces excess printing and mailing costs, resulting in cost savings to us that benefit you as a stockholder.

Q:
What if I receive only one set of proxy materials although there are multiple stockholders at my address?

A:
The SEC has adopted a rule concerning the delivery of documents filed by us with the SEC, including proxy statements and annual reports. The rule allows us to send a single set of any annual report, proxy statement, proxy statement combined with a prospectus, notices or information statement to any household at which two or more stockholders reside if they share the same last name or we reasonably believe they are members of the same family. This procedure is referred to as “Householding.” This rule benefits both you and us by reducing the volume of duplicate information received at your household and helps us reduce expenses. Each stockholder subject to Householding will continue to have a separate stockholder identification number and receive a separate proxy card or voting instruction card.

We will promptly deliver, upon written or oral request, a separate copy of our 2019 10-K or this Proxy Statement to a stockholder at a shared address to which a single copy was previously delivered. If you received a single set of disclosure documents for this year, but you would prefer to receive your own copy, you may direct requests for separate copies by calling our Investor Relations department at (866) 902-0063 or by mailing a request to New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Investor Relations. Likewise, if your household currently receives multiple copies of disclosure documents and you would like to receive one set, please contact us.
Q:
Whom should I call with other questions?

A:
If you have additional questions about this Proxy Statement or the Annual Meeting, including the new virtual format, or would like additional copies of this Proxy Statement, our 2019 10-K or any documents relating to any of our future stockholder meetings, please contact: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York, 10019, Attention: Investor Relations, Telephone: (866)  902-0063, E-mail: investorrelations@ar-global.com, website: www.newyorkcityreit.com.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
The Board of Directors is responsible for monitoring and supervising the performance of our day-to-day operations and our Advisor. The Advisor is controlled by AR Global Investments, LLC (“AR Global”). Our Board of Directors is divided into three classes of directors. Each director serves until the annual meeting of stockholders held in the third year following the year of his or her election and until his or her successor is duly elected and qualifies. At the Annual Meeting, two Class III directors will be elected to serve until the 2023 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the Maryland General Corporation Law (the “MGCL”), or more than 15. The number of directors on our Board is currently fixed at four, of which three are independent directors.
Board of Directors and Executive Officers
The table set forth below lists the names, ages and certain other information about Lee M. Elman and Edward M. Weil, Jr., our Class III directors with a term expiring at the Annual Meeting (who are also nominees for election as directors at the Annual Meeting), for each of the continuing members of our Board and for each of our executive officers:
Directors with Terms expiring at the Annual Meeting/Nominees	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Lee M. Elman	III	83	Independent Director; Audit Committee Chair; Conflicts Committee Chair	2016	2020	2023
Edward M. Weil, Jr.	III	53	Executive Chairman, Chief Executive Officer, President and Secretary	2015	2020	2023
Continuing Directors
Elizabeth K. Tuppeny	II	59	Lead Independent Director	2014	2019	—
Abby M. Wenzel	I	59	Independent Director	2014	2021	—
Executive Officers (not listed above)
Christopher J. Masterson	N/A	37	Chief Financial Officer and Treasurer	N/A	N/A	N/A
Nominees for Class III Directors
Lee M. Elman
Lee M. Elman has served as an independent director of the Company since February 2016 and is a Class III director. Mr. Elman has served as an independent director of NYSE-listed Global Net Lease, Inc. (“GNL”) since December 2016 and as an independent director of HTI since December 2016. Mr. Elman previously served as an independent director of American Realty Capital Global Trust II, Inc. (“Global II”) from April 2015 until December 2016, when Global II completed its merger with GNL.
Since 1979, Mr. Elman has served as President of Elman Investors, Inc., an international real estate investment banking firm which he also founded. He is also a partner of Elman Ventures, an organization which is advisor to, and partner with, various foreign investors in United States real estate ventures. He has over 40 years of real estate experience, including as an investing principal, a real estate investment banker, and an investment advisor for both U.S. and foreign investors. As President of Elman Investors, Inc., Mr. Elman has negotiated the acquisition of properties in the United States, Europe and Latin America; and presently serves as a general partner in numerous real estate partnerships. Mr. Elman holds a J.D. from Yale Law School and a B.A. from Princeton University’s Woodrow Wilson School of Public and International Affairs.

We believe that Mr. Elman’s experience as an executive officer and director of the companies described above and his experience as a real estate investor for over 40 years make him well qualified to serve as a member of our Board of Directors.
Edward M. Weil, Jr.
Edward M. Weil, Jr. has served as executive chairman of the Company since November 2015 and as chief executive officer, president and secretary of Company, the Advisor and the Property Manager since March 2017, and is a Class III director. Mr. Weil also has been the chief executive officer of AR Global since January 2016 and has a non-controlling interest in the parent of AR Global. Currently, he also serves in leadership positions at three other REITs advised by affiliates of AR Global: as a director of NYSE-listed GNL since January 2017; as chairman of the board of directors of Nasdaq-listed American Finance Trust, Inc. (“AFIN”) and as chief executive officer and president of AFIN, the AFIN advisor and the AFIN property manager since November 2015; and as a director of Healthcare Trust, Inc. (“HTI”) since October 2016 and as chief executive officer of HTI, the HTI advisor and the HTI property manager since August 2018.
Mr. Weil previously served in leadership positions at multiple REITs and other entities advised by affiliates of AR Global, including: as chairman, chief executive officer, president of American Realty Capital Healthcare Trust III, Inc. (“HT III”) until its liquidation and dissolution in March 2019; as executive chairman of American Realty Capital Global Trust II, Inc. (“Global II”) until December 2016, when Global II merged with GNL (the “Merger”); as a director of Business Development Corporation of America (“BDCA”) until November 2016, when BDCA’s external advisor was acquired by Benefit Street Partners, L.L.C.; as chief executive officer, president and chairman of American Realty Capital — Retail Centers of America, Inc. until its merger with AFIN in February 2017; as a trustee of American Real Estate Income Fund until its liquidation in August 2016; as a trustee of Realty Capital Income Funds Trust, a family of mutual funds, until its dissolution in January 2017; and as an executive officer and director of American Realty Capital Daily Net Asset Value Trust, Inc. during multiple periods until its dissolution and liquidation in April 2016. Mr. Weil also served as chairman of Realty Capital Securities, LLC (“RCS”) from September 2013 until November 2015 and was the interim chief executive officer of RCS from May 2014 until September 2014 and the chief executive officer of RCS from December 2010 until September 2013. Mr. Weil served as a director of RCS Capital Corporation (“RCAP”), the parent company of RCS, from February 2013 until December 2015 and served as an executive officer of RCAP from February 2013 until November 2015, including chief executive officer from September 2014 until November 2015. RCAP filed for Chapter 11 bankruptcy in January 2016.
Mr. Weil was formerly the senior vice president of sales and leasing for American Financial Realty Trust, where he was responsible for the disposition and leasing activity for a 33 million square foot portfolio of properties. Mr. Weil also previously served on the board of directors of the Real Estate Investment Securities Association (now known as ADISA) from 2012 to 2014, including as its president in 2013. Mr. Weil attended George Washington University.
Our Board of Directors believes that Mr. Weil’s experience as a director or executive officer of the companies described above and his significant experience in real estate make him well qualified to serve as a member of our Board of Directors.
Continuing Directors
Elizabeth K. Tuppeny
Elizabeth K. Tuppeny has served as an independent director of the Company since March 2014, including as lead independent director since December 2014, and is a Class II director. Ms. Tuppeny has also served as an independent director of HTI since January 2013. Ms. Tuppeny has served as an independent director of Benefit Street Partners Realty Trust, Inc. (formerly known as Realty Finance Trust, Inc.) since January 2013.
Ms. Tuppeny has been the chief executive officer and founder of Domus, Inc. (“Domus”), a full-service marketing communications agency, since 1993. Domus’ largest client is Merck & Co., and Ms. Tuppeny advises Merck & Co. with respect to communications related to their healthcare-related real estate acquisitions. Ms. Tuppeny has 30 years of experience in the branding and advertising industries, with a focus on Fortune 50 companies. Ms. Tuppeny also founded EKT Development, LLC to pursue entertainment projects in publishing, feature film and education video games. Ms. Tuppeny served on the board of directors and executive committee of the Philadelphia Industrial Development Council for three-plus years where she helped to plan and implement real estate transactions that helped to attract jobs to Philadelphia. Ms. Tuppeny has served on the boards of directors and advisory committees for the Arthur Ashe Foundation, Avenue of the Arts, Drexel Medical School, Philadelphia Hospitality Cabinet, Pennsylvania Commission for Women, Penn Relays and the Police Athletic League. Ms. Tuppeny has taught at New York University, University of Pennsylvania and Temple University, and received her undergraduate degree from the University of Pennsylvania, Annenberg School of Communications.
Our Board of Directors believes that Ms. Tuppeny’s experience as a director of the companies described above as chief executive officer and founder of Domus makes her well qualified to serve on our Board of Directors.
Abby M. Wenzel
Abby M. Wenzel has served as an independent director of the Company since March 2014 and is a Class I director. Ms. Wenzel has served as an independent director of GNL since March 2012 and as an independent director of Hospitality Investors Trust, Inc. (formerly known as American Realty Capital Hospitality Trust, Inc.) since September 2013. Ms. Wenzel was a shareholder of the law firm of Cozen O’Connor, resident in the New York office, as a member in the Business Law Department, until her retirement in June 2019. From January 2014 through December 2018, Ms. Wenzel served as co-chair of Cozen O’Connor’s Real Estate Group. Ms. Wenzel has extensive experience representing developers, funds and investors in connection with their acquisition, disposition, ownership, use, and financing of real estate. Ms. Wenzel also practices in the capital markets practice area, focusing on capital markets, finance and sale-leaseback transactions. She has represented commercial banks, investment banks, insurance companies, and other financial institutions, as well as the owners, in connection with permanent, bridge, and construction loans, as well as senior preferred equity investments, interim financings and mezzanine financings. She has also represented lenders in connection with complex multiproperty/multistate corporate sales. Prior to joining Cozen O’Connor, Ms. Wenzel was a partner with Wolf Block LLP, managing partner of its New York office and chair of its structured finance practice from October 1999 until April 2009. Ms. Wenzel currently serves as a trustee on the board of Community Service Society, a 160-year-old institution with a primary focus on identifying and supporting public policy innovations to support the working poor in New York City to realize social, economic, and political opportunities. Ms. Wenzel chairs the audit committee for Community Service Society. Ms. Wenzel also serves as a trustee on the board of The Citizen’s Budget Commission, a nonpartisan, nonprofit civic organization, founded in 1932, whose mission is to achieve constructive change in the finances and services of New York City and New York State government. Ms. Wenzel received her law degree from New York University School of Law and her undergraduate degree from Emory University.
Our Board of Directors believes that Ms. Wenzel’s experience as a director of multiple companies, as well as her experience in leadership positions at law firms and as a practicing attorney, make her well qualified to serve on our Board of Directors.
Executive Officers
Edward M. Weil, Jr.
See “— Nominees for Class III Directors — Edward M. Weil, Jr.” for biographical information regarding Edward M. Weil, Jr., the chief executive officer and president of the Company.
Christopher J. Masterson
Christopher J. Masterson has served as the chief financial officer and treasurer of the Company, the Advisor and the Property Manager since September 2019. Mr. Masterson has also served as the chief financial officer, treasurer and secretary of GNL, the GNL advisor and the GNL property manager since November 2017. Mr. Masterson joined AR Global in February 2013 and served in various roles during his tenure there, including as chief accounting officer for the Company, AFIN and RCA and as chief financial officer of BDCA Adviser II, LLC, the advisor to BDCA II. From October 2006 to February 2013, Mr. Masterson worked at Goldman Sachs & Co., where he most recently served as a vice president in the Merchant Banking Division Controllers team. From August 2004 until October 2006, Mr. Masterson worked as an auditor at KPMG LLP. Mr. Masterson is a certified public accountant in New York State, and he holds a B.B.A. from the University of Notre Dame and an M.B.A. from New York University.
Information About the Board of Directors and its Committees
The Board of Directors is responsible for the management and control of our business and operations. Our current executive officers are employees of affiliates of the Advisor. We have no employees and have retained the Advisor to manage our day-to-day operations. The Advisor is under common control with AR Global. Mr. Weil, our current executive chairman, chief executive officer, president and secretary, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
The Board of Directors held a total of ten meetings and took action by written consent or electronically on three occasions during the year ended December 31, 2019. All directors attended all of the meetings while they were a member of the Board of Directors. All of our directors attended the 2019 annual meeting of stockholders, as reconvened. Our policy is to encourage all directors to attend our annual meetings of stockholders.
The Board of Directors has a standing audit committee and a conflicts committee. The Company does not currently have a compensation committee or nominating and corporate governance committee. The Board of Directors carries out the responsibilities typically associated with compensation committees and nominating and corporate governance committees.
Leadership Structure of the Board of Directors
Edward M. Weil, Jr. serves as our executive chairman of the Board, chief executive officer, president and secretary. As chief executive officer of the Company and our Advisor, Mr. Weil is responsible for our operations and business strategy. The Board of Directors believes that because the chief executive officer is responsible for the operation of the Company and its business, which is also a focus of the Board’s deliberations, the chief executive officer is the most qualified director to act as chairman. The Board of Directors may modify this structure to best address our circumstances for the benefit of our stockholders when appropriate.
Elizabeth K. Tuppeny serves as the lead independent director of the Company. The Board of Directors believes that a lead independent director provides an additional measure of balance, ensures the Board of Directors’ independence, and enhances the Board of Directors’ ability to fulfill its management oversight responsibilities.
The lead independent director chairs meetings or executive sessions of the independent directors, reviews and comments on Board of Directors’ meeting agendas, represents the views of the independent directors to the Advisor, facilitates communication among the independent directors and between the Advisor and the independent directors, acts as a liaison with service providers, officers, attorneys and other directors generally between meetings, serves as a representative and speaks on behalf of the Company at external seminars, conferences, in the media and otherwise, and otherwise assumes such responsibilities as may be assigned to him or her by the Board of Directors. Consistent with current practices, the Company compensates Ms. Tuppeny for serving as lead independent director.
The Company’s management believes that having a majority of independent, experienced directors, including a lead independent director, provides the right leadership structure for the Company and is best for the Company at this time.
Oversight of Risk Management
The Board of Directors has an active role in overseeing the management of risks applicable to the Company. The entire Board is actively involved in overseeing risk management for the Company through its approval of all property acquisitions and incurrence and assumption of debt and its oversight of the

Company’s executive officers and the Advisor. The conflicts committee reviews and approves transactions with related parties such as the Advisor, AR Global and their affiliates, and resolves other conflicts of interest. The audit committee oversees management of accounting, financial, legal and regulatory risks.
Hedging Policy
The Board of Directors has not adopted, and the Company does not have, any specific practices or policies regarding the ability of the officers and directors of the Company, as well as employees of AR Global and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of the Company’s equity securities.
Audit Committee
Our audit committee is comprised of Mr. Elman, Ms. Tuppeny and Ms. Wenzel, each of whom is “independent” within the meaning of the requirements set forth in the Exchange Act and the applicable SEC rules, as well as the applicable listing standards of the New York Stock Exchange (“NYSE”). Mr. Elman is the chair of our audit committee. Our audit committee held seven meetings during the year ended December 31, 2019. Our directors who are members of the audit committee attended all of the meetings of the audit committee while they were members of the audit committee. The audit committee charter is available on the Company’s website at www.newyorkcityreit.com by clicking on “Investors — Corporate Governance — Audit Committee Charter” and to any stockholder who sends a request to New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019. The Board of Directors has determined that Mr. Elman, Ms. Tuppeny and Ms. Wenzel each qualified as an “audit committee financial expert” as defined in Item 407(d)(5) of Regulation S-K.
The audit committee, in performing its duties, monitors:
•
our financial reporting process;

•
the integrity of our financial statements;

•
compliance with legal and regulatory requirements;

•
the independence and qualifications of our independent registered public accounting firm and internal auditors, as applicable; and

•
the performance of our independent registered public accounting firm and internal auditors, as applicable.

The audit committee’s report on our financial statements for the year ended December 31, 2019 is discussed below under the heading “Audit Committee Report.”
Oversight of Compensation
The Company does not have any employees and compensation of directors is set by the Board of Directors, including our independent directors. In carrying out these responsibilities, the Board of Directors may delegate any or all of its responsibilities to a subcommittee to the extent consistent with our charter, bylaws and any other applicable laws, rules and regulations. However, the Board of Directors does not believe that any marked efficiencies or enhancements would be achieved by the creation of a separate compensation committee at this time.
Oversight of Nominations and Corporate Governance
The Company does not have a standing nominating and corporate governance committee. The Board of Directors believes that because of the size and composition of the Board of Directors, it is more efficient and cost effective for the Board of Directors, including our independent directors, to perform the duties of a nominating and corporate governance committee. The entire Board of Directors, including our independent directors, is responsible for:

•
identifying qualified individuals to become directors of the Company;

•
recommending director candidates to fill vacancies on the Board of Directors and to stand for election by the stockholders at the applicable annual meeting;

•
recommending committee assignments;

•
periodically assessing the performance of the Board of Directors; and

•
reviewing and recommending appropriate corporate governance policies and procedures for the Company.

In evaluating directors for nomination to the Board of Directors and to serve as members of each committee of the Board, the Board takes into account the applicable requirements for members of committees of boards of directors under the Exchange Act, the NYSE listing rules and the charter of the applicable committee and may take into account such other factors or criteria as the nominating and corporate governance committee deems appropriate. For purposes of recommending any nominee, the nominating and corporate governance committee may consider all criteria that it deems appropriate, which may include, without limitation:
•
personal and professional integrity, ethics and values;

•
experience in corporate management, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-held company in today’s business environment;

•
experience in the Company’s industry and with relevant social policy concerns;

•
experience as a board member of another publicly-held company;

•
expertise and experience in an area of the Company’s operations;

•
diversity of both background and experience;

•
practical and mature business judgment, including ability to make independent analytical inquiries;

•
the nature of and time involved in a director’s service on other boards or committees; and

•
with respect to any person already serving as a director, the director’s past attendance at meetings and participation in and contribution to the activities of the Board.

The Board of Directors evaluates each individual nominee in the context of the Board as a whole, with the objective of assembling a group that can best perpetuate the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas. The Board of Directors believes that diversity is an important attribute of the members who comprise our Board of Directors and that the members should represent an array of backgrounds and experiences.
The Board of Directors will consider candidates nominated by stockholders provided that the stockholder submitting a nomination has complied with procedures set forth in the bylaws. See “Stockholder Proposals for the 2021 Annual Meeting” for additional information regarding stockholder nominations of director candidates.
Conflicts Committee
Our conflicts committee is comprised of Mr. Elman, Ms. Tuppeny and Ms. Wenzel, each of whom is an independent director. Mr. Elman is the chair of the conflicts committee. Our conflicts committee held one meeting. Our directors who are members of the conflicts committee attended all meetings of the conflicts committee while they were members. The charter of the conflicts committee is available on the Company’s website, www.newyorkcityreit.com by clicking on “Investors — Corporate Governance — Conflicts Committee Charter” and to any stockholder who sends a request to New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019.

For all related party transactions, the conflicts committee has the authority to:
•
review and evaluate the terms and conditions, and to determine the advisability of the transaction and conflict of interest situations between us and any other party;

•
negotiate the terms and conditions of the transaction, and, if the conflicts committee deems appropriate, but subject to the limitations of applicable law, approve the execution and delivery of documents in connection with that transaction on our behalf;

•
determine whether the transaction is fair to, and in the best interest of, us and our stockholders; and

•
recommend to the Board of Directors what action, if any should be taken by the Board of Directors with respect to the transaction.

The conflicts committee also has the authority to review, on a quarterly basis, the services provided by the Advisor, the reasonableness of the fees and expenses of the Advisor and its affiliates, as well as related matters.
All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the conflicts committee charter. Either our conflicts committee, our compensation committee or our independent directors acting as a group or as a special committee has determined that each related party transaction was fair to, and in the best interests of, us and our stockholders. See “Certain Relationships and Related Transactions.”
Director Independence
The Board of Directors has considered the independence of each director and nominee for election as a director in accordance with the elements of independence in the listing standards of the NYSE even though our shares of Common Stock are not listed on the NYSE. Based upon information provided by each nominee, the Board of Directors has affirmatively determined that each of Mr. Elman, Ms. Tuppeny and Ms. Wenzel has no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company) other than as a director of the Company and are “independent” within the meaning of the NYSE’s director independence standards and rules applicable to the committees on which each of them serve.
Family Relationships
There are no familial relationships between any of our directors and executive officers.
Communications with the Board of Directors
Any interested parties (including the Company’s stockholders) may communicate with the Board of Directors by sending written communications addressed to such person or persons in care of New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Christopher J. Masterson, Chief Financial Officer and Treasurer. Mr. Masterson will deliver all appropriate communications to the Board of Directors no later than the next regularly scheduled meeting of the Board of Directors. If the Board of Directors modifies this process, the revised process will be posted on the Company’s website, www.newyorkcityreit.com.

COMPENSATION AND OTHER INFORMATION CONCERNING OFFICERS,
DIRECTORS AND CERTAIN STOCKHOLDERS
Compensation of Executive Officers
Overview
We have no employees. The Advisor performs our day-to-day management functions and affiliates of the Advisor employ the persons who provide these services, including our named executive officers. We pay the Advisor management fees and reimburse the Advisor for certain expenses as required by the terms of our advisory agreement. For further details regarding the advisory agreement and our other arrangements with the Advisor and its affiliates, including the Property Manager, see “Certain Relationships and Related Transactions.”
As an externally managed REIT, we do not employ our named executive officers, have agreements with them regarding their compensation or otherwise determine the compensation earned by, or paid to, them. AR Global, the parent company of the Advisor, determines the salaries, bonuses and other benefits earned by, or paid to, our named executive officers. Our advisory agreement does not require our named executive officers to dedicate a specific amount of time to fulfilling their obligations or those of the Advisor and its affiliates or specify an amount or percentage of the amounts we pay to the Advisor or its affiliates that must be allocated to compensating our named executive officers. While Mr. Weil, our executive chairman, chief executive officer, president and secretary, may, in his capacity as the chief executive officer of AR Global, play a role in AR Global’s process for determining the compensation earned by, or paid to, our named executive officers by the Advisor or its affiliates, our Board is not involved with or consulted regarding this process. We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of our named executive officers, subject to certain limits described in more detail below.
Expense Reimbursements
We are required by the terms of our advisory agreement to reimburse the Advisor for salaries, wages (including bonuses) and benefits of employees of the Advisor or its affiliates involved in providing services to us, subject to certain limits. Prior to 2018, we did not reimburse the Advisor or its affiliates for salaries, wages and benefits paid to our executive officers. As a result of negotiations between the a special committee comprised of our independent directors (including their counsel) and the Advisor, our advisory agreement was amended and restated in November 2018 to, among other things, provide that the Advisor is entitled to reimbursement for salaries, wages and benefits paid to our executive officers as part of the reimbursements for salaries, wages and benefits paid by the Advisor or its affiliates to employees involved in providing services to us. Following this amendment and restatement, the Advisor began to seek reimbursement for a portion of the salary, bonus and benefits paid to our chief financial officer. The amendment and restatement of our advisory agreement also provided, however, that the aggregate amount of all reimbursements for salaries, wages and benefits for employees of the Advisor or its affiliates (including our executive officers) is subject to a limit for each fiscal year equal to the greater of (a) $2,600,000, and (b) if the amount actually paid or allocated by us with respect to the assets we have acquired plus all cash and cash equivalents, marketable securities and other tangible assets held and recorded on our balance sheet of the Company is equal to or greater than $1.25 billion as of the last day of the fiscal year, that amount multiplied by 0.30%.
Other Compensation
We have not adopted any other compensation plans, policies and programs affecting our named executive officers. The Board would be responsible for approving and evaluating all compensation plans, policies and programs affecting our executive officers if we adopt any compensation plans, policies and programs affecting our executive officers in the future. We have not made any equity awards to our named executive officers. The Board is also responsible for approving and administering all grants of awards under our employee and director incentive restricted share plan (as amended, the “RSP”) to our named executive officers if we make equity awards thereunder to our named executive officers.

No compensation consultant played any role in any matters related to the Company’s arrangements involving its named executive officers during 2019 or in prior periods.
Summary Compensation Table
The following table summarizes the annual compensation received by our named executive officers for the fiscal years ended December 31, 2019 and 2018:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Edward M. Weil, Jr., Chief Executive Officer, President and Secretary(1)	2019	$—	$—	$—	$—	$—
	2018	$—	$—	$—	$—	$—
Katie P. Kurtz, Former Chief Financial Officer and Treasurer(2)	2019	$40,945(3)	$85,612(3)	$—	$2,875(4)	$129,432
	2018	$12,339(5)	$24,814(5)	$—	$—	$37,153

(1)
None of the compensation paid by the Advisor or its affiliates to Mr. Weil during the fiscal years ended December 31, 2019 and 2018 was allocated by the Advisor or its affiliates to the Company, and no reimbursement has been, nor is any expected to be, sought by the Advisor or its affiliates with respect to Mr. Weil’s compensation.

(2)
Ms. Kurtz resigned as our Chief Financial Officer and Treasurer effective on September 13, 2019.

(3)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement.

(4)
Represents the allocable share of certain expenses incurred by the Advisor or its affiliates with respect to Ms. Kurtz during 2019 that was reimbursed by the Company pursuant to our advisory agreement as follows: (i) $2,086 for payment of medical insurance costs; and (ii) $789 for matching contributions to Ms. Kurtz’s 401(k).

(5)
Represents the allocable share of salary and bonus paid by the Advisor or its affiliates to Ms. Kurtz that would have been reimbursable pursuant to the advisory agreement with respect to December 2018, which is the period during the fiscal year ended December 31, 2018 that the Advisor was eligible to seek reimbursement for salaries, bonuses or benefits paid to the Company’s executive officers. The Advisor did not seek reimbursement for the salary, bonus or benefits paid to Ms. Kurtz during this period.

Compensation of Directors
We pay to each of our independent directors the fees described below. If a director is our employee or an employee of the Advisor or any of its affiliates, we do not pay compensation for services rendered as a director. All directors also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of our Board of Directors.
We pay our independent directors a yearly retainer of    $30,000 and an additional yearly retainer of $55,000 for the lead independent director; $2,000 for each meeting of the Board or any committee personally attended by the directors ($2,500 for attendance by the chairperson of the audit committee at each meeting of the audit committee) and $1,500 for each meeting attended via telephone; $750 per transaction reviewed and voted upon electronically up to a maximum of  $2,250 for three or more transactions reviewed and voted upon per electronic vote. If there is a Board meeting and one or more committee meetings in one day, the director’s fees may not exceed $2,500 ($3,000 for the chairperson of the audit committee) if there is a meeting of such committee. We may issue shares of Common Stock in lieu of cash to pay fees earned by our directors, at each director’s election. The shares of Common Stock issued are not subject to vesting provisions because these payments, in lieu of cash, are related to fees earned for services performed.

Pursuant to the RSP, each independent director receives an automatic grant of   $30,000 in restricted shares of Common Stock (“restricted shares”) on the date of initial election to the Board of Directors and on the date of each annual stockholders’ meeting, in each case valued at the then-current estimated per-share net asset value (“Estimated Per-Share NAV”). The restricted shares vest over a five-year period following the first anniversary of the date of grant in increments of 20% per annum.
We also pay each independent director for each external seminar, conference, panel, forum or other industry-related event attended in person and in which the independent director actively participates, solely in his or her capacity as an independent director of the Company, in the following amounts:
•
$2,500 for each day of an external seminar, conference, panel, forum or other industry-related event that does not exceed four hours, or

•
$5,000 for each day of an external seminar, conference, panel, forum or other industry-related event that exceeds four hours.

In either of the cases above, we will reimburse, to the extent not otherwise reimbursed, an independent director’s reasonable expenses associated with attending external seminars, conferences, panels, forums or other industry-related events. An independent director cannot be paid or reimbursed for attending a single external seminar, conference, panel, forum or other industry-related event by us and another company for which he or she is a director.
The following table sets forth information regarding compensation of our directors during the year ended December 31, 2019:
Name	Fees Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Changes in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total Compensation ($)
Edward M. Weil, Jr.	—	—	—	—	—	—	—
Elizabeth K. Tuppeny	$81,750	$30,000(2)	—	—	—	—	$111,750
Lee M. Elman	$44,000	$30,000(2)	—	—	—	—	$74,000
Abby M. Wenzel	$40,500	$30,000(2)	—	—	—	—	$70,500

(1)
Value of restricted shares granted during the year ended December 31, 2019 calculated based on the Company’s Estimated Per-Share NAV as of June 30, 2018 of  $20.26 per share. Awards vest annually over a five-year period in equal installments. As of December 31, 2019, each of Ms. Tuppeny, Mr. Elman and Ms. Wenzel held 4,311 unvested restricted shares.

(2)
Represents 1,481 restricted shares granted on June 5, 2019.

Share-Based Compensation
Restricted Share Plan
The RSP provides us with the ability to grant awards of restricted shares to our directors, officers and employees (if we ever have employees), employees of the Advisor and its affiliates, employees of entities that provide services to us, directors of the Advisor or of entities that provide services to us, certain of our consultants and certain consultants to the Advisor and its affiliates or to entities that provide services to us. Pursuant to the RSP, each independent director receives an automatic grant of  $30,000 in restricted shares on the date of initial election to the Board of Directors and on the date of each annual stockholders’ meeting, in each case valued at the then-current Estimated Per-Share NAV.
These automatic grants are made without any further approval by the Board or the stockholders, after initial election to the Board of Directors and after each annual stockholder meeting, with such restricted shares vesting annually over a five-year period following the grant date in increments of 20.0% per annum.

The total number of shares granted as awards under the RSP may not exceed 5.0% of the Company’s outstanding shares of Common Stock on a fully diluted basis at any time and in any event will not exceed 1.5 million shares (as such number may be adjusted for stock splits, stock dividends, combinations and similar events). As of December 31, 2019, 1,476,220 shares of Common Stock were available for grants as awards under the RSP.
Restricted share awards entitle the recipient to receive shares of Common Stock from us under terms that provide for vesting over a specified period of time. Restricted share awards provide for accelerated vesting of the portion of the unvested restricted shares scheduled to vest in the year of the recipient’s voluntary termination or the failure to be re-elected to the Board. Restricted shares may not, in general, be sold or otherwise transferred until restrictions are removed and the shares have vested. Holders of restricted shares receive cash distributions on the same basis as distributions paid on shares of Common Stock, if any, prior to the time the restrictions on the restricted shares have lapsed and thereafter. Any distributions payable in shares of Common Stock are subject to the same restrictions as the underlying restricted shares.

STOCK OWNERSHIP BY DIRECTORS, OFFICERS AND CERTAIN STOCKHOLDERS
The following table sets forth information regarding the beneficial ownership of shares of Common Stock as of March 5, 2020, in each case including shares of Common Stock which may be acquired by such persons within 60 days, by:
•
each person known by the Company to be the beneficial owner of more than 5% of its outstanding shares of Common Stock based solely upon the amounts and percentages contained in the public filings of such persons;

•
each of the Company’s named executive officers and directors; and

•
all of the Company’s executive officers and directors as a group.

Beneficial Owner(1)	Number of Shares Beneficially Owned	Percent of Class
Edward M. Weil, Jr.(2)	—	—
Christopher J. Masterson	—	—
Katie P. Kurtz(3)	—	—
Elizabeth K. Tuppeny(4)	8,371	*
Lee M. Elman(5)	7,038	*
Abby M. Wenzel(4)	8,371	*
All directors and executive officers as a group (five persons)	23,780	*

*
Less than 1%.

(1)
The business address of each individual or entity listed in the table is 650 Fifth Avenue, 30th Floor, New York, New York 10019. Unless otherwise indicated, the individual or entity listed has sole voting and investment power over the shares listed.

(2)
Mr. Weil, our executive chairman, chief executive officer, president and secretary, is also the chief executive officer of AR Global. While Mr. Weil has a non-controlling interest in the parent of AR Global, Mr. Weil does not have direct or indirect voting or investment power over any shares that AR Global may own and Mr. Weil disclaims beneficial ownership of such shares. Accordingly, the shares included as beneficially owned by Mr. Weil do not include the 11,837 shares of our Common Stock or the 90 shares of Common Stock that may be issuable in exchange for performance-based, restricted, forfeitable partnership units in the our operating partnership, New York City Operating Partnership, L.P. (the “OP”), designated as “Class B Units” (“Class B Units”) or partnership units in the OP designated as “OP Units” (“OP Units”) that are directly or indirectly beneficially owned by AR Global.

(3)
Ms. Kurtz served as our Chief Financial Officer and Treasurer until September 13, 2019.

(4)
Includes 4,311 unvested restricted shares.

(5)
Includes 4,045 unvested restricted shares.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Edward M. Weil, Jr., our executive chairman, chief executive officer, president and secretary, also is the chief executive officer, president and secretary of the Advisor and the Property Manager. Christopher J. Masterson, our chief financial officer and treasurer, also is the chief financial officer and treasurer of the Advisor and the Property Manager. Prior to her resignation as our chief financial officer and treasurer in September 2019, Katie P. Kurtz was also the chief financial officer and treasurer of the Advisor and the Property Manager.
The Advisor and the Property Manager are owned and controlled directly or indirectly by our Sponsor. Our Sponsor is owned and controlled by AR Global. Mr. Weil, our executive chairman, chief executive officer, president and secretary, is the chief executive officer of AR Global and has a non-controlling interest in the parent of AR Global.
Advisor
Pursuant to the advisory agreement with the Advisor (as amended from time to time, the “Advisory Agreement”), the Advisor manages our day-to-day operations. On November 16, 2018, the members of a special committee comprised of our independent directors approved certain amendments to the Amended and Restated Advisory Agreement (the “Original Advisory Agreement”) with the Advisor (the “Second Advisory Agreement”). We also entered into a related amendment (the “November 2018 PMA Amendment”) to the Company’s Property Management and Leasing Agreement with the Property Manager. See “Board of Directors, Executive Officers and Corporate Governance — Conflicts Committee” for further details. The Second Advisory Agreement, which superseded the Original Advisory Agreement, and the November 2018 PMA Amendment both took effect on November 16, 2018. The initial term of the Second Advisory Agreement ends in July 2030, and will automatically renew for successive five-year terms unless either party gives written notice of its election not to renew at least 180 days prior to the then-applicable expiration date. We may only elect not to renew the Second Advisory Agreement on this basis with the prior approval of at least two-thirds of our independent directors, and no change of control fee (as defined in the Second Advisory Agreement) is payable if we make this election.
Asset Management Fees and Variable Management/Incentive Fees
We pay the Advisor a base asset management fee in cash to the Advisor or its assignees as compensation for services rendered in connection with the management of our assets. The base asset management fee under the Original Advisory Agreement was payable on the first business day of each month in the amount of 0.0625% multiplied by the lower of the cost of assets and the estimated fair market value of the Company’s assets as reported in the applicable periodic or current report filed with the SEC disclosing the fair market value. The asset management fee was payable in cash, shares of Common Stock, or a combination thereof, at the Advisor’s election.
The Second Advisory Agreement changed the calculation of the base asset management fee to a fixed amount of   (x) $0.5 million payable on the first business day of each month plus (y) a variable amount equal to (a) 1.25% of the equity proceeds received after November 16, 2018, divided by (b) 12. The base asset management fee is payable in cash, shares of Common Stock, OP Units or a combination thereof, at the Advisor’s election. Equity proceeds are defined as, with respect to any period, cumulative net proceeds of all common and preferred equity and equity-linked securities issued by the Company and its subsidiaries during the period, including: (i) any equity issued in exchange or conversion of exchangeable notes based on the stock price at the date of issuance and convertible equity; (ii) any other issuances of equity, including but not limited to units in the OP (excluding equity-based compensation but including issuances related to an acquisition, investment, joint-venture or partnership); and (iii) effective following the time the Company commences paying a dividend of at least $0.05 per share per annum to its stockholders (although the Company is not currently paying distributions to its stockholders), any cumulative Core Earnings (as defined in the Second Advisory Agreement) in excess of cumulative distributions paid on our Common Stock.
The Second Advisory Agreement also entitles the Advisor to a variable management fee, payable quarterly in arrears, equal to (i) the product of   (a) the diluted weighted-average outstanding shares of Common Stock for the calendar quarter (excluding any equity-based awards that are subject to performance metrics that are not currently achieved) multiplied by (b) 15.0% multiplied by (c) the excess of Core Earnings Per Adjusted Share (as defined in the Second Advisory Agreement) for the previous three-month period in excess of  $0.06, plus (ii) the product of  (x) the diluted weighted-average outstanding shares of Common Stock for the calendar quarter (excluding any equity-based awards that are subject to performance metrics that are not currently achieved) multiplied by (y) 10.0% multiplied by (z) the excess of Core Earnings Per Adjusted Share for the previous three-month period in excess of  $0.08. The variable management fee is payable in cash, shares of Common Stock, OP Units or a combination thereof, at the Advisor’s election.
During the years ended December 31, 2019 and 2018, the Company paid cash asset management fees of  $6.0 million and $5.6 million, respectively.
Class B Units
With respect to periods ending prior to October 1, 2015, pursuant to the then effective Advisory Agreement and the limited partnership agreement of the OP (as amended from time to time, the “LPA”), the Company caused the OP to issue (subject to periodic approval by the Board) to the Advisor an asset management subordinated participation in the form of Class B Units. No Class B Units have been or will be issued pursuant to the Advisory Agreement and the LPA in effect with respect to subsequent periods. During the year ended December 31, 2019, the Advisor held 159,159 Class B Units. The Class B Units are intended to be profits interests, and vest, and are no longer subject to forfeiture, at such time as: (a) the value of the OP’s assets plus all distributions made by the Company to its stockholders equal or exceed the total amount of capital contributed by investors plus a 6.0% cumulative, pretax, non-compounded annual return thereon, or the “economic hurdle”; (b) any one of the following events occurs concurrently with or subsequently to the achievement of the economic hurdle described above: (i) a listing of the Common Stock on a national securities exchange; (ii) a transaction to which the Company or the OP is a party, as a result of which OP Units or the Common Stock are or will be exchanged for or converted into the right, or the holders of such securities will otherwise be entitled, to receive cash, securities or other property or any combination thereof; or (iii) the termination of the Advisory Agreement without cause by an affirmative vote of a majority of the Company’s independent directors after the economic hurdle has been met; and (c) the Advisor pursuant to the Advisory Agreement is providing services to the Company immediately prior to the occurrence of an event of the type described in clause (b) above unless the failure to provide such services is attributable to the termination without cause of the Advisory Agreement by an affirmative vote of a majority of our independent directors after the economic hurdle has been met (the “performance condition”). Additionally, any outstanding Class B Units will be forfeited immediately if the Advisory Agreement is terminated for any reason other than a termination without cause. Any outstanding Class B Units will be forfeited immediately if the Advisory Agreement is terminated without cause by an affirmative vote of a majority of our Board of Directors before the economic hurdle has been met.
The Advisor receives distributions on Class B Units whether vested or unvested, at the same rate as distributions, if any, received on our Common Stock. For the year ended December 31, 2019, the Company did not pay any distributions on Class B Units because it did not pay distributions on Common Stock. For the year ended December 31, 2018, the Company paid $38,912 in distributions on all outstanding Class B Units.
Acquisition Fees
Under the Original Advisory Agreement and until November 16, 2018, the Advisor was paid an acquisition fee equal to 1.5% of   (A) the contract purchase price of each acquired property and (B) the amount advanced for a loan or other investment. The Advisor was also reimbursed for expenses incurred related to selecting, evaluating and acquiring assets on the Company’s behalf, regardless of whether the Company actually acquired the related assets. Specifically, the Company reimbursed the Advisor or its affiliates for any services provided for which they incurred investment-related expenses, or insourced expenses. Insourced expenses were fixed at, and were not to exceed, 0.50% of the contract purchase price of each property and 0.50% of the amount advanced for each loan or other investment, which was paid at the closing of the investment. The Advisor was also reimbursed for legal expenses incurred in the process of acquiring properties, in an amount not to exceed 0.10% of the contract purchase price. In addition, the

Company also paid third parties, or reimbursed the Advisor for any reasonable investment-related expenses due to third parties. In no event was the total of all acquisition fees, acquisition expenses and any financing coordination fees (as described below) payable with respect to the Company’s portfolio of investments to exceed 4.5% of   (A) the contract purchase price or (B) the amount advanced for all loans or other investments. Once the proceeds from the primary offering were fully invested in 2017, the aggregate amount of acquisition fees and any financing coordination fees could not exceed 1.5% of    (A) the contract purchase price and (B) the amount advanced for a loan or other investment, as applicable, for all the assets acquired.
The Second Advisory Agreement does not provide for an acquisition fee, however the Advisor may continue to be reimbursed for acquisition-related expenses and insourced acquisition expenses which are subject to limitations on administrative and overhead expenses (see “—  Professional Fees and Other Reimbursements” below for additional information on limitations on administrative and overhead expenses).
During the year ended December 31, 2019, the Company incurred no acquisition-related expense reimbursements (including insourced acquisition expenses) to the Advisor. During the year ended December 31, 2018, in connection with the Company’s acquisition of a property in October 2018, the Company incurred an acquisition fee to the Advisor of  $0.2 million which was subsequently waived by Advisor as a result of the Second Advisory Agreement.
Financing Coordination Fees
Under the Original Advisory Agreement, we were required to pay a financing coordination fee to the Advisor or its assignees in connection with the financing of any investment in real estate assets, real estate related loans or any other asset, assumption of any loans with respect to any investment or refinancing of any loan in an amount equal to 0.75% of the amount made available or outstanding under the loan, including any assumed loan.
The Second Advisory Agreement eliminates financing coordination fees payable to the Advisor.
During the year ended December 31, 2018, in connection with our acquisition of a property in October 2018, the Company incurred a financing coordination fee to the Advisor of  $0.1 million which was subsequently waived by Advisor as a result of the Second Advisory Agreement.
Professional Fees and Other Reimbursements
We reimburse the Advisor’s costs of providing administrative services. Under the Original Advisory Agreement, and prior to the effectiveness on November 16, 2018 of the Second Advisory Agreement, these reimbursements were subject to the limitation that we would not reimburse the Advisor for any amount by which our total operating expenses at the end of the four preceding fiscal quarters exceeded the greater of (a) 2.0% of average invested assets and (b) 25.0% of net income other than any additions to reserves for depreciation, bad debt, impairments or other similar non-cash expenses and excluding any gain from the sale of assets for that period, unless our independent directors determined that such excess was justified based on unusual and nonrecurring factors which they deemed sufficient, in which case the excess amount would have been reimbursed to the Advisor in subsequent periods. This reimbursement included reasonable overhead expenses for employees of the Advisor or its affiliates directly involved in the performance of services on behalf of the Company, including the reimbursement of rent expense at certain properties that are both occupied by employees of the Advisor or its affiliates and owned by affiliates of the Advisor. Additionally, under the Original Advisory Agreement, we reimbursed the Advisor for personnel costs in connection with other services; however, we did not reimburse the Advisor for personnel costs in connection with services for which the Advisor received acquisition fees, acquisition expense reimbursements or real estate commissions and no reimbursement was made for salaries, bonuses or benefits paid to the Company’s executive officers.
The Second Advisory Agreement eliminated the previously existing limits on reimbursement by the Company of the Advisor’s expenses and costs based on total operating expenses and added new administrative expense reimbursement limits as follows:
•
With respect to administrative and overhead expenses of the Advisor, including administrative and overhead expenses of all employees of the Advisor or its affiliates directly or indirectly involved in the performance of services but not including Advisor Employee Compensation, these reimbursements may not exceed for any year, (i) $0.4 million, or (ii) if the Asset Cost (as defined in the Second Advisory Agreement) as of the last day of the fiscal quarter immediately preceding the month is equal to or greater than $1.25 billion, (x) the Asset Cost as of the last day of the fiscal quarter multiplied by (y) 0.10%.
•
With respect to Advisor Employee Compensation, which represents the salaries, wages, and benefits of all employees of the Advisor or its affiliates directly or indirectly involved in the performance of services (including our executive officers), these amounts must be comparable to market rates and reimbursements may not exceed, for any year, (i) $2.6 million, or (ii) if the Asset Cost as of the last day of the fiscal year is equal to or greater than $1.25 billion, (x) the Asset Cost as of the last day of the fiscal year multiplied by (y) 0.30%.

The Company began implementing the limits above in the month of December 2018. Accordingly, expenses incurred through November 30, 2018 were subject to limits under the Original Advisory Agreement. For expenses incurred in December 2018, the Company pro-rated the annual caps noted above to determine the 2018 limits under the Second Advisory Agreement.
Total reimbursement expenses for administrative and personnel services provided by the Advisor during the year ended December 31, 2019 were $3.2 million, including amounts subject to the administrative and overhead expenses limit as described above. For the year ended December 31, 2018, total reimbursement expenses for administrative and personnel services provided by the Advisor were $4.0 million, including amounts subject to the administrative and overhead expenses limit as described above.
Fees and Participations in Connection with Liquidation or Listing
Under the Original Advisory Agreement, until this requirement was eliminated in the Second Advisory Agreement effective November 16, 2018, the Company was required to pay the Advisor an annual subordinated performance fee calculated on the basis of the Company’s return to stockholders, payable annually in arrears, such that for any year in which investors received payment of 6.0% per annum, the Advisor was entitled to 15.0% of the excess return, provided that the amount paid to the Advisor did not exceed 10.0% of the aggregate return for such year, and that the amount paid to the Advisor was not paid unless investors received a return of capital contributions. This fee was to be paid only upon the sale of assets, distributions or other event which resulted in the return on stockholders’ capital exceeding 6.0% per annum. Furthermore, no subordinated performance fees can be incurred after November 16, 2018 and no subordinated performance fees were incurred during the year ended December 31, 2018.
Under the Original Advisory Agreement, until this requirement was eliminated in the Second Advisory Agreement effective November 16, 2018, the Company was required to pay a brokerage commission to the Advisor or its affiliates on the sale of properties, not to exceed the lesser of   2.0% of the contract sale price of the property and 50.0% of the total brokerage commission paid if a third party broker was also involved; provided, however, that in no event could the real estate commissions paid to the Advisor, its affiliates and unaffiliated third parties exceed the lesser of   6.0% of the contract sales price and a reasonable, customary and competitive real estate commission. Any brokerage commissions payable to the Advisor or its affiliates, were subject to approval by a majority of the independent directors upon a finding that the Advisor or its affiliates provided a substantial amount of services in connection with the sale. No brokerage commissions can be incurred after November 16, 2018 and no brokerage commissions were incurred during the year ended December 31, 2018.
Pursuant to the limited partnership agreement of the OP, upon a liquidation or sale of all or substantially all of the Company’s assets, including through a merger or sale of stock, New York City Special Limited Partnership, LLC (the “Special Limited Partner”), a subsidiary of AR Global which is also the special limited partner of the OP, will be entitled to receive a subordinated distribution from the OP equal to 15.0% of remaining net sale proceeds after return of capital contributions to investors plus payment to investors of an annual 6.0% cumulative, pre-tax non-compounded return on the capital contributed by investors. No participation in net sales proceeds became due and payable during the years ended December 31, 2019 and 2018. Any amount of net sales proceeds paid to the Special Limited Partner or any of its affiliates prior to the Company’s listing or termination or non-renewal of the advisory agreement with the Advisor, as applicable, will reduce dollar for dollar the amount of the subordinated incentive listing distribution and subordinated incentive termination distribution described below.
If the our Common Stock is listed on a national exchange, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated incentive listing distributions from the OP equal to 15.0% of the amount by which the Company’s market value plus distributions exceeds the aggregate capital contributed by investors plus an amount equal to a 6.0% cumulative, pre-tax non-compounded annual return to investors. No distributions were incurred during the years ended December 31, 2019 or 2018. If the Special Limited Partner of any of its affiliates receives the subordinated incentive listing distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds described above or the subordinated incentive listing termination distribution described below.
Termination Payments
Upon termination or non-renewal of the Advisory Agreement with or without cause, the Special Limited Partner will be entitled to receive a promissory note as evidence of its right to receive subordinated termination distributions from the OP equal to 15.0% of the amount, calculated as of the termination date, by which the sum of the Company’s market value plus distributions exceeds the sum of the aggregate capital contributed by investors plus an amount equal to an annual 6.0% cumulative, pre-tax, non-compounded annual return to investors. The Special Limited Partner may elect to defer its right to receive the subordinated termination distribution until either a listing on a national securities exchange or other liquidity event occurs subsequently in which case the Company’s market value will be calculated as of the date of the applicable listing or liquidity event. No such distributions were incurred during the years ended December 31, 2019 or 2018. If the Special Limited Partner or any of its affiliates receives the subordinated incentive termination distribution, the Special Limited Partner and its affiliates will no longer be entitled to receive the subordinated participation in net sales proceeds above or the subordinated incentive listing distribution described above.
The Second Advisory Agreement requires the Company to pay a termination fee to the Advisor in the event the Second Advisory Agreement is terminated prior to the expiration of the initial term in certain limited scenarios. The termination fee will be payable to the Advisor if either the Company or the Advisor exercises the right to terminate the Second Advisory Agreement in connection with the consummation of the first change of control (as defined in the Second Advisory Agreement). The termination fee is equal to $15.0 million plus an amount equal to the product of: (i) three (if the termination is effective on or prior to June 30, 2020) or four (if the termination is effective after June 30, 2020), multiplied by (ii) applicable Subject Fees. The “Subject Fees” are equal to: (i) the product of  (a) 12, multiplied by (b) the actual base management fee for the month immediately prior to the month in which the Second Advisory Agreement is terminated, plus (ii) the product of  (x) four multiplied by (y) the actual variable management fee for the quarter immediately prior to the quarter in which the Second Advisory Agreement is terminated, plus (iii) without duplication, the annual increase in the base management fee resulting from the cumulative net proceeds of any equity issued by the Company and its subsidiaries in respect of the fiscal quarter immediately prior to the fiscal quarter in which the Second Advisory Agreement is terminated.
In connection with the termination or expiration of the Second Advisory Agreement, the Advisor will be entitled to receive (in addition to any termination fee) all amounts then accrued and owing to the Advisor, including an amount equal to then-present fair market value of its shares of Common Stock and interest in the OP.
Property Manager
Pursuant to the Property Management and Leasing Agreement, dated as of April 24, 2014 (the “PMA”) and prior to the November 2018 PMA Amendment effective on November 16, 2018, except in certain cases where we contracted with a third party, we paid the Property Manager a property management fee equal to: (i) for non-hotel properties, 4.0% of gross revenues from the properties managed plus market-based leasing commissions; and (ii) for hotel properties, a market-based fee based on a percentage of gross revenues. Pursuant to the PMA, we also reimburse the Property Manager for property-level expenses. The Property Manager may subcontract the performance of its property management and leasing services duties to third parties and pay all or a portion of its property management fee to the third parties with whom it contracts for these services.
On April 13, 2018, in connection with a loan agreement secured by two of our properties, two wholly owned subsidiaries of the OP entered into a new property management agreement with the Property Manager (the “April 2018 PMA”) to manage the properties secured by the loan. With respect to these properties, the substantive terms of the April 2018 PMA are identical to the terms of the PMA, except that the April 2018 PMA does not include provisions related to the management of the hotels. On April 13, 2018, concurrently with entering into the April 2018 PMA, the Company and the Property Manager entered into an amendment to the PMA (the “April 2018 PMA Amendment”). Prior to this amendment, the Property Manager had been retained by us, pursuant to the PMA, to manage, operate and maintain all the Company’s properties. Following the April 2018 PMA Amendment, any of the Company’s properties that are or become subject to a separate property management agreement with the Property Manager (including the properties secured by the loan, which are subject to the April 2018 PMA) are not subject to the PMA.
On November 16, 2018, the effective date of the November 2018 PMA Amendment, the property management fees the Company pays the Property Manager for non-hotel properties decreased to 3.25% of gross revenues from the properties managed, plus market-based leasing commissions. The November 2018 PMA Amendment also amended the term of the PMA to make it coterminous with the term of the Second Advisory Agreement.
During the years ended December 31, 2019 and 2018, we paid property management fees (including market-based leasing commissions) of  $1.3 million and $0.6 million, respectively.
Indemnification Obligations
Subject to conditions and exceptions, the Company has agreed to indemnify the Advisor and its affiliates, including their respective officers, directors, partners and employees, from and against all losses, claims, damages, or losses and related expenses (including reasonable attorneys’ fees) arising in the performance of their duties under the Advisory Agreement.
We have entered into indemnification agreements with the Advisor and certain of its affiliates, each of our directors and officers, and certain former directors and officers, providing that we will indemnify them to the extent permitted by Maryland law and our charter and advance expenses to them in connection with claims or liability they may become subject to due to their service to us consistent with the provisions of our charter and Maryland law.
We have not paid the Advisor or any of its affiliates for any amounts pursuant to these obligations through the date of this Proxy Statement.
Affiliated Transaction Best Practices Policy
Pursuant to AR Global’s affiliated transaction best practices policy, which was approved by our Board, we may not enter into any co-investments or any other business transaction with, or provide funding or make loans to, directly or indirectly, any investment program or other entity sponsored by the AR Global group of companies or otherwise controlled or sponsored, or in which ownership (other than certain minority interests) is held, directly or indirectly, by any of the individuals who share control of the AR Global group of companies, that is a non-traded REIT or private investment vehicle in which ownership interests are offered through securities broker-dealers in a public or private offering, except that we may enter into a joint investment with a Delaware statutory trust (a “DST”) or a group of unaffiliated tenant in common owners (“TICs”) in connection with a private retail securities offering by a DST or to TICs, provided that such investments are in the form of pari passu equity investments, are fully and promptly disclosed to our stockholders and will be fully documented among the parties with all the rights, duties and obligations assumed by the parties as are normally attendant to such an equity investment, and that we retain a controlling interest in the underlying investment, the transaction is approved by the independent directors of the Board after due and documented deliberation, including deliberation of any conflicts of interest, and such co-investment is deemed fair, both financially and otherwise. In the case of such co-investment, the Advisor will be permitted to charge fees at no more than the rate corresponding to our percentage co-investment and in line with the fees ordinarily attendant to such transaction. At any one time, our investment in such co-investments will not exceed 10% of the value of our portfolio.
Certain Conflict Resolution Procedures
Every transaction that we enter into with the Advisor or its affiliates is subject to an inherent conflict of interest. Our Board of Directors may encounter conflicts of interest in enforcing our rights against any affiliate in the event of a default by or disagreement with an affiliate or in invoking powers, rights or options pursuant to any agreement between us and the Advisor or any of its affiliates.
Our conflicts committee reviews and evaluates all related party transactions, including all transactions in which we, on the one hand, and the Advisor, AR Global or any of their affiliates, on the other hand, are involved. All related party transactions during the year ended December 31, 2019 and during the period from January 1, 2020 through the date of this Proxy Statement were approved in accordance with the applicable Company policies consistent with the conflicts committee charter. Either our conflicts committee, or our independent directors acting as a group or as a special committee has determined that each related party transaction was fair to, and in the best interest of, us and our stockholders. See “Board of Directors, Executive Officers and Corporate Governance  — Conflicts Committee.”
In addition, the Advisory Agreement limits our ability to enter into transactions with the Advisor and its affiliates as follows:
•
If we propose to enter into any transaction in which the Advisor, any affiliate of the Advisor or any of the Advisor’s directors or officers has a direct or indirect interest, then the transaction must be approved by a majority of our directors not otherwise interested in the transaction, including a majority of our independent directors.

•
We may not make loans to the Advisor or any of its affiliates except mortgages or loans to wholly owned subsidiaries of ours. The Advisor and its affiliates may not make loans to us, or to any joint venture or partnership or other similar arrangements in which we are a co-venturer, limited liability company member, limited partner or general partner, which are established to acquire or hold our investments, unless approved by a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties.

•
We may enter into joint ventures or other similar arrangements with the Advisor or its affiliates provided that (a) a majority of our directors (including a majority of our independent directors) not otherwise interested in the transaction approves the transaction as being fair and reasonable to us, and (b) the investment by us is on substantially the same terms as those received by other joint venturers.

AUDIT COMMITTEE REPORT
The Audit Committee of the Board of Directors has furnished the following report on its activities during the year ended December 31, 2019. The report is not deemed to be “soliciting material” or “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act, and the report shall not be deemed to be incorporated by reference into any prior or subsequent filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that the Company specifically incorporates it by reference into any such filing.
To the Directors of New York City REIT, Inc.:
We have reviewed and discussed with management New York City REIT Inc.’s audited financial statements as of and for the year ended December 31, 2019.
We have discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.
We have received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and have discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in New York City REIT Inc.’s Annual Report on Form 10-K for the year ended December 31, 2019.
Audit Committee
Lee M. Elman (Chair)
Elizabeth K. Tuppeny
Abby M. Wenzel

PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is currently comprised of four members, three of whom are independent directors. Our bylaws provide that the number of directors may not be less than one, which is the minimum number required by the MGCL, or more than 15. The Board of Directors is divided into three classes of directors. Each director serves for a term of three years, until the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify. At the Annual Meeting, two Class III directors will be elected to serve until the 2023 Annual Meeting and until their successors are duly elected and qualify. The number of directors in each class may be changed from time to time by the Board to reflect matters such as an increase or decrease in the number of directors so that each class, to the extent possible, will have the same number of directors.
The Board of Directors has nominated Lee M. Elman and Edward M. Weil, Jr. as nominees for election as Class III directors at the Annual Meeting, to serve until our 2023 Annual Meeting and until their successors are duly elected and qualify. Mr. Elman and Mr. Weil currently serve as Class III directors of the Company.
The proxy holder named on the proxy card intends to vote “FOR” the election of Mr. Elman and Mr. Weil as Class III directors. The election of Mr. Elman and Mr. Weil requires the affirmative vote of a plurality of all the votes cast at the Annual Meeting, provided that a quorum is present. Abstentions and broker non-votes, if any are applicable, will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
We know of no reason why Mr. Elman or Mr. Weil will be unable to serve if elected. If, at the time of the Annual Meeting, Mr. Elman or Mr. Weil should become unable to serve, shares represented by proxies will be voted “FOR” any substitute nominee designated by the Board of Directors. No proxy will be voted for a greater number of persons than the number of nominees described in this Proxy Statement.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE ELECTION OF LEE M. ELMAN AND EDWARD M. WEIL, JR. AS CLASS III DIRECTORS, TO SERVE, UNTIL THE COMPANY’S 2023 ANNUAL MEETING AND UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFY.

PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The audit committee of the Board of Directors has selected and appointed PwC as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2020.
Although ratification by stockholders is not required by law or by our charter or bylaws, our audit committee believes that submission of its selection to stockholders is a matter of good corporate governance. PwC reports directly to our audit committee. Even if the appointment is ratified, our audit committee, in its discretion, may select a different independent registered public accounting firm at any time if our audit committee believes that such a change would be in the best interests of the Company. If our stockholders do not ratify the appointment of PwC, our audit committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of an independent registered public accounting firm.
A representative of PwC will attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.
KPMG LLP (“KPMG”) audited our consolidated financial statements every year since the year ended December 31, 2014 through the year ended December 31, 2018. No representative of KPMG is expected to attend the Annual Meeting.
On March 14, 2019, our audit committee dismissed KPMG and approved the engagement of PwC as its new independent registered public accounting firm for the fiscal year ending December 31, 2019. Both the dismissal and the engagement were effective immediately upon the filing of our Annual Report on Form 10-K for the year ending December 31, 2018 with the SEC, which occurred on March 15, 2019.
KPMG’s audit reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2018 and 2017 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.
During the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019: (i) there were no disagreements between us and KPMG on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in its report on our consolidated financial statements; and (ii) there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K).
Prior to engaging PwC, during the fiscal years ended December 31, 2018 and 2017 and the period from January 1, 2019 through March 14, 2019, neither we nor anyone acting on our behalf had consulted PwC regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor did PwC provide a written report or oral advice to us that PwC concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issues; or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).
Fees
No fees for review and audit services rendered by PwC were incurred during the year ended December 31, 2018 because we did not engage PwC for these services until March 2019. PwC had previously provided certain tax services as described below under “—  Tax Fees.”
Audit Fees
PwC provides professional services relating to audits of our annual consolidated financial statements and internal controls over financial reporting, reviews of our quarterly SEC filings, income tax provision procedures, purchase price accounting procedures and review of proxy and other registration statements, and other audit services related to a statutory audit requirement. Aggregate audit fees billed by PwC for the year ended December 31, 2019 were approximately $327,600. There were no audit fees billed by PwC for the year ended December 31, 2018. Audit fees billed by KPMG for the year ended December 31, 2018 was $721,951.
Audit Related Fees
Audit related fees include audit and other assurance related services relating to individual real estate properties that are required under local tax law. There were no audit related fees billed by PwC for the years ended December 31, 2019 or December 31, 2018. There were no audit related fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
Tax Fees
There were no tax compliance fees billed by PwC for the year ended December 31, 2019. Tax compliance fees billed by PwC for the year ended December 31, 2018 were $63,409. There were no tax fees billed by KPMG for the years ended December 31, 2019 or December 31, 2018.
All Other Fees
There were no other fees billed by PwC for the years ended December 31, 2019 or December 31, 2018. There were no other fees billed by KPMG for the years ended December 31, 2019 or 2018.
Pre-Approval Policies and Procedures
In considering the nature of the services provided by the independent registered public accounting firm, our audit committee determined that such services are compatible with the provision of independent audit services. Our audit committee discussed these services with the independent registered public accounting firm and the Company’s management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the related requirements of the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants. All services rendered by PwC following its engagement as our independent registered public accounting firm or KPMG were pre-approved by the audit committee.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PwC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2020.

CODE OF ETHICS
The Board of Directors adopted a Code of Business Conduct and Ethics effective as of April 21, 2014 (the “Code of Ethics”), which is applicable to the directors, officers and employees of the Company and its subsidiaries and affiliates. The Code of Ethics covers topics including, but not limited to, conflicts of interest, confidentiality of information, full and fair disclosure, reporting of violations and compliance with laws and regulations.
The Code of Ethics is available on the Company’s website at www.newyorkcityreit.com by clicking on “Investors — Corporate Governance — Code of Ethics.” You may also obtain a copy of the Code of Ethics by writing to our secretary at: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, New York 10019, Attention: Secretary. Only the Board of Directors or a committee of the Board of Directors with specific delegated authority may grant waivers of this Code of Ethics. Any waivers will be promptly disclosed to the extent required by law. The Code of Ethics may be amended or modified by the Board of Directors, after receiving appropriate recommendation from any relevant committee, as appropriate. If we make any substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics to our chief executive officer, chief financial officer, chief accounting officer or controller or persons performing similar functions, we will disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.
OTHER MATTERS PRESENTED FOR ACTION AT THE ANNUAL MEETING
Our Board of Directors does not intend to present for consideration at the Annual Meeting or any postponements or adjournments thereof any matter other than those specifically set forth in the Notice of Annual Meeting of Stockholders. If any other matter is properly presented for consideration at the meeting, either of the persons named in the proxy, acting individually and without the other, will vote thereon pursuant to his or her discretion.

STOCKHOLDER PROPOSALS FOR THE 2021 ANNUAL MEETING
Stockholder Proposals in the Proxy Statement
Rule 14a-8 under the Exchange Act addresses when a company must include a stockholder’s proposal in its proxy statement and identify the proposal in its form of proxy when the Company holds an annual or special meeting of stockholders. For stockholder proposals within the scope of Rule 14a-8 and submitted in accordance with the procedures specified thereunder, in order for the proposal to be considered for inclusion in the proxy statement and proxy card relating to our 2021 Annual Meeting, the proposal must comply with Rule 14a-8 and be received at our principal executive offices by November 19, 2020. Any proposal received after such date will be considered untimely.
Stockholder Proposals and Nominations for Directors to Be Presented at Meetings
For any proposal that is not submitted for inclusion in our proxy material for our 2021 Annual Meeting but is instead sought to be presented directly at that meeting, the proposal must be submitted in accordance with the procedures set forth in our bylaws. Under our bylaws, for a director nomination or other stockholder proposal to be properly submitted for presentation at our 2021 Annual Meeting, our secretary must receive written notice of the proposal at our principal executive offices during the period beginning on October 20, 2020 and ending at 5:00 p.m. Eastern Time, on November 19, 2020. Additionally, a stockholder proposal must contain certain information specified in our bylaws.
All nominations must also comply with our bylaws. All proposals should be sent via registered, certified or express mail to our secretary at our principal executive offices at: New York City REIT, Inc., 650 Fifth Avenue, 30th Floor, New York, NY 10019, Attention: Secretary (telephone: (212) 415-6500).
By Order of the Board of Directors,

/s/ Edward M. Weil, Jr.

Edward M. Weil, Jr.
Executive Chairman, Chief Executive Officer, President and Secretary

NEW YORK CITY REIT, INC.650 FIFTH AVENUE, 30TH FLOORNEW YORK, NY 10019 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of informationup until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have yourproxy card in hand when you access the web site and follow the instructions to obtain yourrecords and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/NYCR2020You may attend the meeting in person via webcast and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxycard in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have providedor return it to Vote Processing, c/o Broadridge,51 Mercedes Way, Edgewood, NY 11717.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please follow theinstructions above to vote using the Internet and, when prompted, indicate that you agreeto receive or access proxy materials electronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E98950-P33053 NEW YORK CITY REIT, INC. The Board of Directors recommends you vote FORthe following proposals: 1. Election of DirectorsNominees for Class III Directors: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYE98950-P33053For Against AbstainNEW YORK CITY REIT, INC.650 FIFTH AVENUE, 30TH FLOORNEW YORK, NY 100191a. Lee M. Elman1b. Edward M. Weil, Jr.2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm forthe year ending December 31, 2020. NOTE: Such other business as may properly come before the meeting or any postponement or adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney,executor, administrator, or other fiduciary, please give full title as such. Joint ownersshould each sign personally. All holders must sign. If a corporation or partnership,please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

E98951-P33053Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Proxy Statement, the Notice of Annual Meeting and the Company's 2019 10-K are available atwww.proxyvote.com/NYCR.New York City REIT, Inc.Annual Meeting of StockholdersApril 15, 2020 1:00 PMThis proxy is solicited by the Board of DirectorsThe undersigned stockholder of New York City REIT, Inc., a Maryland corporation (the "Company"), hereby appointsEdward M. Weil, Jr. and Christopher J. Masterson, and each of them, as proxies for the undersigned with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Company to be held via a live webcastat www.virtualshareholdermeeting.com/NYCR2020 on April 15, 2020, commencing at 1:00 PM, Eastern Time, and any and all adjournments and postponements thereof, to cast, on behalf of the undersigned, all votes that the undersigned is entitled to cast, and otherwise to represent the undersigned, at such Annual Meeting and all adjournments and postponements thereof, with all power possessed by the undersigned as if personally present and to vote in his or her discretion on such matters as may properly come before the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying proxy statement, which are hereby incorporated by reference, and revokes any proxy heretofore given with respect to such meeting.When this proxy is properly executed, the votes entitled to be cast by the undersigned stockholder will be cast in the manner directed on the reverse side. If this proxy is executed but no direction is made, the votes entitled to be cast by the undersigned stockholder will be cast "FOR" Proposals 1 and 2, as more particularly described in the accompanying proxy statement. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter, including a motion to adjourn or postpone the Annual Meeting to another time or place for the purpose of soliciting additional proxies, that may properly come before the Annual Meeting or any adjournment or postponement thereof. At the present time, the Board of Directorsknows of no other matters to be presented at the Annual Meeting.Continued and to be signed on reverse side